EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-8 of our report dated February 26, 1999 relating to the financial statements of Cylink Corporation, which appears in Cylink Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
---------------------------
San Jose, California

September 19, 2001